Dreyfus

      Appreciation Fund, Inc.

      ANNUAL REPORT December 31, 2002

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and
investors    shun    stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund produced a -17.14% total return.(1) For the same period, the total return of the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was -22.09%.(2)

We attribute the market's generally disappointing performance to a struggling economy, continued weakness among formerly high-flying growth stocks, numerous corporate scandals and fear of possible war with Iraq. While we are never satisfied with negative returns, we are pleased that the fund outperformed its benchmark, primarily because of our focus on high-quality companies with strong finances.

What is the fund's investment approach?

The fund invests primarily in large, well-established multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company' s fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. During the reporting period, the fund maintained a turnover rate that was well within our goal of limiting annual turnover to below 15% during normal market conditions.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

2002 was a very difficult year for stocks of all industry groups and market capitalizations, including the large-cap growth stocks in which the fund invests. With all 10 industry groups within the S&P 500 Index ending the year in negative territory, there were virtually no safe havens for equity investors. The weak economic conditions persisted during 2002 and were intensified by other confidence-eroding factors, including numerous corporate scandals, major bankruptcies and instability in the Middle East. The end result was another year of negative stock market returns.

We maintained our longstanding buy-and-hold strategy in this challenging environment. We continued to focus on large, multinational companies with low debt levels and dominant market positions. During the reporting period, we found a number of such companies in the consumer staples sector, especially those with global operations and easy-to-understand business models. This decision benefited the fund' s relative performance, because scandal-weary investors favored relatively simple businesses and punished those they considered too complex. The fund received particularly strong contributions from household goods purveyor Procter & Gamble, which met its earnings targets, streamlined
operations    and    sold    underperforming    businesses.

The fund also benefited by avoiding certain hard-hit industry groups, including information technology companies. In our view, technology stocks reached unsustainable levels in the late 1990s, as valuations reached record highs. Although technology stocks peaked in early 2000, valuations continued to contract into 2003, and we have seen few signs that business conditions will improve in the foreseeable future. During the reporting period, we reduced the fund' s exposure to the information technology group by selling shares of equipment manufacturer Cisco Systems and electronic storage company EMC Corp.


The fund's above-average exposure relative to its benchmark to health care companies contributed positively to performance. We focused on large pharmaceutical companies and generally avoided service providers such as hospitals and HMOs. Many of the fund's pharmaceutical stocks began 2002 at prices we considered undervalued because of concerns regarding patent expirations. Merck & Co. was the health care group's best performer for the year, contributing positively to both the fund's absolute and relative performance.

Relative results were penalized by the fund's financial services holdings, which were hurt by poor economic and market conditions. Some of the fund's cornerstone holdings also disappointed, including chip maker Intel and diversified conglomerate General Electric. We continue to like these companies' long-term business prospects, however, and we believe that they have reached prices that represent attractive values.

What is the fund's current strategy?

We continue to favor large, global companies with what we consider to be strong financials and dominant market positions, and we continue to maintain a buy-and-hold strategy.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in Dreyfus Appreciation Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                        1 Year             5 Years          10 Years
-----------------------------------------------------------------------------

FUND                   (17.14)%             1.61%             9.62%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS APPRECIATION FUND, INC. ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--96.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.6%

Christian Dior                                                                                  600,000               20,200,252

AUTOMOBILES & COMPONENTS--.3%

Ford Motor                                                                                      980,905  (a)           9,122,417

BANKING--1.0%

SunTrust Banks                                                                                  550,000               31,306,000

CAPITAL GOODS--5.9%

Emerson Electric                                                                                850,000               43,222,500

General Electric                                                                              4,350,000              105,922,500

Honeywell International                                                                         825,000               19,800,000

Rockwell Automation                                                                             355,000                7,352,050

Rockwell Collins                                                                                355,000  (a)           8,257,300

                                                                                                                     184,554,350

DIVERSIFIED FINANCIALS--11.7%

American Express                                                                                900,000               31,815,000

Citigroup                                                                                     2,500,333               87,986,718

Federal Home Loan Mortgage                                                                      950,000  (a)          56,097,500

Federal National Mortgage Association                                                         1,900,000              122,227,000

JPMorgan Chase Bank                                                                           1,650,000               39,600,000

Merrill Lynch                                                                                   770,000               29,221,500

                                                                                                                     366,947,718

ENERGY--10.5%

BP, ADR                                                                                       1,850,000               75,202,500

ChevronTexaco                                                                                   750,000               49,860,000

Exxon Mobil                                                                                   4,702,598              164,308,774

Royal Dutch Petroleum, ADR                                                                      850,000               37,417,000

                                                                                                                     326,788,274

FOOD & DRUGS RETAILING--2.9%

Walgreen                                                                                      3,150,000               91,948,500

FOOD, BEVERAGE & TOBACCO--15.5%

Anheuser-Busch Cos.                                                                             850,000               41,140,000

Coca-Cola                                                                                     2,200,000               96,404,000

Kraft Foods                                                                                   1,000,000               38,930,000

Nestle, ADR                                                                                   1,250,000               66,484,375

PepsiCo                                                                                       2,050,000               86,551,000

Philip Morris Cos.                                                                            3,800,000              154,014,000

J. M. Smucker                                                                                    17,100                  680,751

                                                                                                                     484,204,126

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--17.8%

Abbott Laboratories                                                                           1,350,000               54,000,000

Johnson & Johnson                                                                             2,800,000              150,388,000

Lilly (Eli)                                                                                     600,000               38,100,000

Merck & Co.                                                                                   1,845,000              104,445,450

Pfizer                                                                                        6,075,000  (a)         185,712,750

Roche Holding, ADR                                                                              300,000               20,971,875

Schering-Plough                                                                                 150,000                3,330,000

                                                                                                                     556,948,075

HOTELS RESTAURANTS & LEISURE--.8%

McDonald's                                                                                    1,525,000               24,522,000

HOUSEHOLD & PERSONAL PRODUCTS--5.6%

Colgate-Palmolive                                                                             1,050,000               55,051,500

Estee Lauder Cos, Cl. A                                                                         800,000  (a)          21,120,000

Procter & Gamble                                                                              1,150,000               98,831,000

                                                                                                                     175,002,500

INSURANCE--6.2%

American International Group                                                                  1,050,000               60,742,500

Berkshire Hathaway, Cl. A                                                                           800  (b)          58,200,000

Marsh & McLennan Cos.                                                                         1,650,000               76,246,500

                                                                                                                     195,189,000

MEDIA/ENTERTAINMENT--3.5%

AOL Time Warner                                                                               1,407,500  (b)          18,438,250

Fox Entertainment Group, Cl. A                                                                  882,700  (b)          22,888,411

McGraw-Hill Cos.                                                                              1,100,000               66,484,000

News Corp, ADR                                                                                  120,000                3,150,000

                                                                                                                     110,960,661

RETAILING--4.0%

Target                                                                                        1,300,000               39,000,000

Wal-Mart Stores                                                                               1,700,000               85,867,000

                                                                                                                     124,867,000

SOFTWARE & SERVICES--2.2%

Microsoft                                                                                     1,350,000  (b)          69,795,000

TECHNOLOGY HARDWARE & EQUIPMENTS--2.9%

Intel                                                                                         5,000,000               77,850,000

International Business Machines                                                                 150,000               11,625,000

                                                                                                                      89,475,000

TELECOMMUNICATION SERVICES--3.9%

BellSouth                                                                                     1,775,000               45,919,250


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES (CONTINUED)

SBC Communications                                                                            1,725,192               46,769,955

Verizon Communications                                                                          750,000               29,062,500

                                                                                                                     121,751,705

TRANSPORTATION--1.2%

United Parcel Service, Cl. B                                                                    575,000               36,271,000

TOTAL COMMON STOCKS

   (cost $2,609,464,189)                                                                                           3,019,853,578
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.6%

Ford Motor Capital Trust ll, Conv., 6.50%                                                       450,000               18,382,500

MEDIA--.6%

News, ADS, Cum.,$.4428                                                                          800,000               18,120,000

TOTAL PREFERRED STOCKS

   (cost $41,636,726)                                                                                                 36,502,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.6%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.62%, 1/2/2003                                                                            3,011,000                3,011,000

   1.38%, 1/16/2003                                                                          23,396,000               23,386,174

   1.47%, 1/23/2003                                                                          31,760,000               31,739,356

   1.18%, 2/13/2003                                                                           3,008,000                3,004,059

   1.17%, 2/20/2003                                                                           2,208,000                2,204,644

   1.17%, 2/27/2003                                                                          17,709,000               17,678,363

TOTAL SHORT-TERM INVESTMENTS

   (cost $81,009,012)                                                                                                 81,023,596
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.8%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $25,343,770)                                                                        25,343,770               25,343,770
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,757,453,697)                                                           101.1%           3,162,723,444

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.1%)            (34,241,810)

NET ASSETS                                                                                        100.0%           3,128,481,634

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE
TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $24,014,954 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $25,343,770.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENT.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                                Cost           Value
-------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $24,014,954)  2,757,453,697  3,162,723,444

Cash                                                                       7,326,450

Dividends and interest receivable                                          6,803,524

Receivable for shares of Common Stock subscribed                           2,799,672

Prepaid expenses                                                              89,446

                                                                       3,179,742,536
-------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                              1,668,437

Due to Fayez Sarofim & Co.                                                   730,867

Liability for securities loaned--Note 1(c)                                25,343,770

Payable for shares of Common Stock redeemed                               22,642,922

Accrued expenses                                                             874,906

                                                                          51,260,902
-------------------------------------------------------------------------------------------

NET ASSETS ($)                                                         3,128,481,634
-------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                        2,723,230,543

Accumulated undistributed investment income--net                             568,011

Accumulated net realized gain (loss) on investments                         (782,041)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                       405,465,121
-------------------------------------------------------------------------------------------

NET ASSETS ($)                                                         3,128,481,634
-------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)          100,257,581

NET ASSET VALUE, offering and redemption price per share ($)                   31.20

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

-------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $449,603 foreign taxes withheld at source)         59,691,664

Interest                                                                   2,344,383

Income from securities lending                                                10,228

TOTAL INCOME                                                              62,046,275

EXPENSES:

Investment advisory fee--Note 3(a)                                         9,270,657

Sub-Investment advisory fee--Note 3(a)                                     8,925,657

Shareholder servicing costs--Note 3(b)                                    13,178,883

Prospectus and shareholders' reports                                         239,104

Custodian fees--Note 3(b)                                                    166,927

Directors' fees and expenses--Note 3(c)                                       83,638

Registration fees                                                             74,049

Professional fees                                                             55,796

Loan commitment fees--Note 2                                                  42,171

Miscellaneous                                                                 83,547

TOTAL EXPENSES                                                            32,120,429

INVESTMENT INCOME--NET                                                    29,925,846
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                     (782,041)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                         (660,260,523)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  (661,042,564)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (631,116,718)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                           -------------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         29,925,846            24,871,836

Net realized gain (loss) on investments          (782,041)           12,073,489

Net unrealized appreciation
   (depreciation) on investments             (660,260,523)         (438,060,629)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (631,116,718)         (401,115,304)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (29,490,937)          (27,186,141)

Net realized gain on investments               (1,409,168)                   --

TOTAL DIVIDENDS                               (30,900,105)          (27,186,141)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,407,661,089         1,381,073,144

Dividends reinvested                           28,644,573            25,486,250

Cost of shares redeemed                    (1,040,328,890)       (1,429,931,945)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            395,976,772           (23,372,551)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (266,040,051)         (451,673,996)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,394,521,685         3,846,195,681

END OF PERIOD                               3,128,481,634         3,394,521,685

Undistributed investment income--net              568,011               132,922
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    40,350,613            35,005,246

Shares issued for dividends reinvested            891,861               668,621

Shares redeemed                               (30,276,063)          (35,965,213)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,966,411              (291,346)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Year Ended December 31,
                                              --------------------------------------------------------------------------------------
                                                   2002              2001              2000              1999              1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            38.02             42.93             45.73             42.07             32.38

Investment Operations:

Investment income--net                              .31(a)            .28(a)            .29(a)            .23(a)            .23

Net realized and unrealized

   gain (loss) on investments                     (6.81)            (4.88)              .42              3.97              9.76

Total from Investment Operations                  (6.50)            (4.60)              .71              4.20              9.99

Distributions:

Dividends from investment
   income--net                                     (.30)             (.31)             (.29)             (.23)             (.23)

Dividends from net realized
   gain on investments                             (.02)               --             (3.09)             (.31)             (.07)

Dividends in excess of net realized

   gain on investments                               --                --              (.13)               --                --

Total Distributions                                (.32)             (.31)            (3.51)             (.54)             (.30)

Net asset value, end of period                    31.20             38.02             42.93             45.73             42.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (17.14)           (10.75)             1.80              9.97             30.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .97               .91               .88               .88               .89

Ratio of interest expense and
   loan commitment fees

   to average net assets                            .00(b)            .00(b)            .01               .01                --

Ratio of net investment income

   to average net assets                            .90               .72               .64               .51               .75

Portfolio Turnover Rate                            1.77              5.03              4.28             11.77              1.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                3,128,482         3,394,522         3,846,196         4,742,081         4,162,016

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund' s sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,761 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $568,011, accumulated capital losses $264,160 and unrealized appreciation $405,465,121. In addition, the fund had $517,881 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $29,490,937 and $27,186,141 and long term capital gains $1,409,168 and $0.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $180 and decreased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:

AVERAGE NET ASSETS                                                                  DREYFUS             SAROFIM
------------------------------------------------------------------------------------------------------------------------------

       0 up to $25 million. . . . . . . . . . . . . . . . . . . . . . . . . . .    .44 of 1%           .11 of 1%

       $25 million up to $75 million. . . . . . . . . . . . . . . . . . . . . .    .37 of 1%           .18 of 1%

       $75 million up to $200 million . . . . . . . . . . . . . . . . . . . . .    .33 of 1%           .22 of 1%

       $200 million up to $300 million. . . . . . . . . . . . . . . . . . . . .    .29 of 1%           .26 of 1%

       In excess of $300 million. . . . . . . . . . . . . . . . . . . . . . . .   .275 of 1%          .275 of 1%


(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of . 25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor deter-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

mines the amounts to be paid to Service Agents. During the period ended December 31, 2002, the fund was charged $8,271,052 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $1,181,543 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was charged $166,927 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $486,143,259 and $56,033,275, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $2,757,453,697 accordingly, accumulated net unrealized appreciation on investments was $405,269,747, consisting of $583,330,011 gross unrealized appreciation and $178,060,264 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York
February 6, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0154 per share as a long-term capital gain distribution of the $.0169 per share paid on March 28, 2002.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*   Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*   The Muscular Dystrophy Association, Director

*   Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

*   Chairman of the Board of Moody's Corporation (October 2000-Present)

*   Chairman of the Board and Chief Executive Officer (October 1999-September
    2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*   Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*   Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

*   Instructor, The New York Psychoanalytic Institute (1981-present)

*   Associate Clinical Professor of Psychiatry at Cornell Medical School
    (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*   Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 26 portfolios) managed by Dreyfus. She is 40 years old and has been an employee of Dreyfus since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                        For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  141AR1202